Fourth Quarter 2023 Earnings Conference Call January 26, 2024

2 Forward Looking Statements & Non-GAAP Measures This presentation contains certain “forward-looking statements” within the meaning of such term in the Private Securities Litigation Reform Act of 1995. We and our representatives may, from time to time, make written or oral statements that are “forward-looking” and provide information other than historical information. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from any results, levels of activity, performance or achievements expressed or implied by any forward-looking statement. These factors include, among other things, the factors listed below. Forward-looking statements, which may be based upon beliefs, expectations and assumptions of our management and on information currently available to management, are generally identifiable by the use of words such as “believe,” “expect,” “anticipate,” “should,” “could,” “would,” “plans,” “goals,” “intend,” “project,” “estimate,” “forecast,” “may” or similar expressions. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied by, these statements. Readers are cautioned not to place undue reliance on any such forward-looking statements, which speak only as of the date made. Additionally, we undertake no obligation to update any statement in light of new information or future events, except as required under federal securities law. Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors that could have an impact on our ability to achieve operating results, growth plan goals and future prospects include, but are not limited to, the following: (1) the risks of mergers or branch sales (including with Iowa First Bancshares Corp. and Denver Bankshares, Inc.), including, without limitation, the related time and costs of implementing such transactions, integrating operations as part of these transactions and possible failures to achieve expected gains, revenue growth and/or expense savings from such transactions; (2) credit quality deterioration, pronounced and sustained reduction in real estate market values, or other uncertainties, including the impact of inflationary pressures on economic conditions and our business, resulting in an increase in the allowance for credit losses, an increase in the credit loss expense, and a reduction in net earnings; (3) the effects of recent and potential additional increases in inflation and interest rates, including on our net income and the value of our securities portfolio; (4) changes in the economic environment, competition, or other factors that may affect our ability to acquire loans or influence the anticipated growth rate of loans and deposits and the quality of the loan portfolio and loan and deposit pricing; (5) fluctuations in the value of our investment securities; (6) governmental monetary and fiscal policies; (7) changes in and uncertainty related to benchmark interest rates used to price loans and deposits; (8) legislative and regulatory changes, including changes in banking, securities, trade, and tax laws and regulations and their application by our regulators, including the new 1.0% excise tax on stock buybacks by publicly traded companies and any changes in response to the recent failures of other banks; (9) the ability to attract and retain key executives and employees experienced in banking and financial services; (10) the sufficiency of the allowance for credit losses to absorb the amount of actual losses inherent in our existing loan portfolio; (11) our ability to adapt successfully to technological changes to compete effectively in the marketplace; (12) credit risks and risks from concentrations (by geographic area and by industry) within our loan portfolio; (13) the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and other mutual funds, financial technology companies, and other financial institutions operating in our markets or elsewhere or providing similar services; (14) the failure of assumptions underlying the establishment of allowances for credit losses and estimation of values of collateral and various financial assets and liabilities; (15) volatility of rate-sensitive deposits; (16) operational risks, including data processing system failures or fraud; (17) asset/liability matching risks and liquidity risks; (18) the costs, effects and outcomes of existing or future litigation; (19) changes in general economic, political, or industry conditions, nationally, internationally or in the communities in which we conduct business, including the risk of a recession; (20) changes in accounting policies and practices, as may be adopted by state and federal regulatory agencies and the Financial Accounting Standards Board; (21) war or terrorist activities, including the Israeli-Palestinian conflict and the Russian Invasion of Ukraine, widespread disease or pandemic, or other adverse external events, which may cause deterioration in the economy or cause instability in credit markets; (22) the occurrence of fraudulent activity, breaches, or failures of our or our third-party vendors' information security controls or cyber-security related incidents, including as a result of sophisticated attacks using artificial intelligence and similar tools; (23) the imposition of tariffs or other domestic or international governmental policies impacting the value of the agricultural or other products of our borrowers; (24) potential changes in federal policy and at regulatory agencies as a result of the upcoming 2024 presidential election; (25) the concentration of large deposits from certain clients who have balances above current FDIC insurance limits; (26) the effects of recent developments and events in the financial services industry, including the large-scale deposit withdrawals over a short period of time at other banks that resulted in failure of those institutions; and (27) other risk factors detailed from time to time in Securities and Exchange Commission filings made by the Company. Non-GAAP Measures This presentation contains non-GAAP measures for tangible common equity, tangible book value per share, tangible common equity ratio, loan yield, tax equivalent, efficiency ratio, pre-tax, pre-provision earnings, return on average tangible equity, and net interest margin, tax equivalent. Management believes these measures provide investors with useful information regarding the Company’s profitability, financial condition and capital adequacy, consistent with how management evaluates the Company’s financial performance. A reconciliation of each non-GAAP measure to the most comparable GAAP measure is included, as necessary, in the Non-GAAP Financial Measures section.

3 Financial Highlights Total assets $ 6,427.5 (0.62) % (2.29) % Total loans held for investment, net 4,126.9 1.50 7.46 Total deposits 5,395.7 0.60 (1.34) Balance Sheet Equity to assets ratio 8.16% 35 bps 67 bps Tangible common equity ratio (non-GAAP) 6.90 36 73 CET1 risk-based capital ratio 9.59 7 31 Total risk-based capital ratio 12.53 8 46 Loans to deposits ratio 76.49% 68 627 Capital and Liquidity Net interest margin, tax equivalent (non-GAAP) 2.22% (13) bps (71) bps Cost of total deposits 1.98 27 132 Return on average assets 0.17 (39) (80) Return on average tangible equity (non-GAAP) 3.57 (611) (1,428) Efficiency ratio (non-GAAP) 70.16 410 1,237 Profitability Nonperforming loans ratio 0.64% (7) bps 23 bps Nonperforming assets ratio 0.47 2 23 Net charge-off ratio 0.20 16 (16) Allowance for credit losses ratio 1.25 (2) (3) Credit Risk Profile 4Q23 Financial Highlights – See the section "Non-GAAP Financial measures." – Note: Financial metrics as of or for the quarter ended December 31, 2023. Change vs. Dollars in millions 4Q23 3Q23 4Q22

4 MOFG's Five Strategic Pillars to Deliver Improved Results Exceptional Customer and Employee Engagement 1 Enhance MOFG's award winning culture with a continued focus on performance and financial results 2 Protect and enhance MOFG's dominant community bank franchise through product expansion 3 Continue to hire exceptional relationship bankers and wealth management professionals 4 Develop specialty commercial banking verticals by continuing to attract experienced professionals 5 Continue to identify and execute on opportunities for efficiency gains and cost reduction Strong Core Local Banking Model Sophisticated Commercial Banking and Wealth Management Specialty Business Lines Improving our Efficiency and Operations

5 Strategic Plan Update Received regulatory approvals for the acquisition of Denver Bankshares, Inc., with an expected close of January 31, 2024. The sale of MOFG's Florida operations is on-track for an expected close in 2Q 2024. Recruited EVP, Head of Wealth Management from a Super Regional Institution Added bankers in our Iowa Metro and Denver Markets Announced the sale of MOFG's Florida operations, with the proceeds to be reinvested in the acquisition of Denver Bankshares, Inc. Overall transaction projected to deliver double digit earnings accretion. Exceeded stated 2.5% operating expense run rate reduction goal 7%+ loan growth driven by an expansion of our banking team across our major markets and increased specialization in products and services, including recruited agribusiness, SBA, and TM specialists, as well as a new head of TM 4Q 2023 Full Year 2023 Technology investments: • Launched retail digital account opening platform • Implementation of new commercial loan origination platform in- flight • Launched new sophisticated fraud/AML/BSA platform Balance sheet repositioned from sale of $346 million of securities, proceeds utilized to purchase higher yielding securities and reduce borrowings Continued momentum in Wealth Management, with linked quarter revenue growth of 6% Wealth Management revenue and assets under administration growth of 9% and 10%, respectively, largely driven by teams recruited over the last two years

6 Deposits $ B ill io ns $5.36 $5.46 $5.48 $5.40 $5.14 $5.16 $5.17 $5.17 0.93% 0.23% 0.33% 0.05% Deposits, Ex Brokered Brokered Deposits MoM Change in Deposits, Ex Brokered 09/30/23 10/31/23 11/30/23 12/31/23

7 Commercial Loan Portfolio Commercial and Industrial, 31% Agricultural, 4% Farmland, 5% Construction & Development, 10% Multifamily, 11% CRE-Other, 39% Commercial Loan Portfolio Mix - December 31, 2023 Commercial Loan Portfolio of $3.4 billion Commercial Loan Growth in Targeted Regions $ in Millions $870.2 $1,023.2 $866.6 $1,072.3 Iowa Metro Twin Cities 12/31/21 12/31/22 12/31/23 $222.0 $427.7 Denver 12/31/21 12/31/22 12/31/23 11% CAGR 8% CAGR 39% CAGR

8 Credit $ m illi on s Nonperforming Assets $15.92 $14.44 $14.45 $28.99 $30.29 12/31/2022 3/31/2023 6/30/2023 9/30/2023 12/31/2023 $ m illi on s Net Charge-Offs $3.5 $0.3 $0.9 $0.5 $2.1 4Q22 1Q23 2Q23 3Q23 4Q23 Credit Quality Measures $ millions 4Q22 1Q23 2Q23 3Q23 4Q23 Nonperforming assets ratio 0.24% 0.23% 0.22% 0.45% 0.47 % Net charge-off ratio 0.36% 0.03% 0.09% 0.04% 0.20 % Loans greater than 30 days past due and accruing $6.7 $4.9 $6.2 $6.4 $10.8 Allowance for credit losses ratio 1.28% 1.27% 1.25% 1.27% 1.25% (1) (1) The fourth quarter of 2022 includes the identification and resolution of problem credits. (2) The third quarter of 2023 nonperforming assets increased primarily due to a single commercial relationship. (2)

9 Commercial Real Estate 3.8% 96.2% NOO CRE Office All Other Loans Non-Owner Occupied CRE Office December 31, 2023 $ millions 4Q23 Construction & Development $ 325.1 Farmland 186.0 Multifamily 383.8 CRE Other: NOO CRE Office 155.0 OO CRE Office 82.8 Industrial and Warehouse 381.9 Retail 265.0 Hotel 129.0 Other 322.3 Total Commercial Real Estate $ 2,230.9 Commercial Real Estate Portfolio(2) December 31, 2023 Portfolio Highlights December 31, 2023 $ millions Average NOO CRE Office outstanding principal $ 1.4 Commercial Real Estate Concentration: % of Total Capital Regulatory Threshold Construction, land development and other land 49% 100 % Total CRE loans(1) 230% 300% (1)Total CRE loans includes construction, land development and other land, in addition to multifamily and NOO CRE. (2) Represents the outstanding principal balance of the CRE portfolio.

10 Focusing on Growth in Wealth Management $2.43 $2.44 $2.74 $2.73 $3.01 2019 2020 2021 2022 2023 $— $1.00 $2.00 $3.00 $4.00 Investment Services and Trust Activity Revenue • Asset amounts presented are in billions of dollars • Revenue amounts presented are in millions of dollars $8.0 $9.6 $11.7 $11.2 $12.2 $2.8 $3.2 $4.2 $3.9 $3.8 $5.2 $6.4 $7.5 $7.3 $8.4 Investment Services Trust 2019 2020 2021 2022 2023 $5.0 $10.0 $15.0 Wealth Management Assets Under Administration • Hired a new Head of Wealth Management, with deep expertise in investment strategies and relationship management • Building momentum in the Twin Cities with a talented wealth management team focused on leveraging strong relationships with our Retail and Commercial colleagues • Strengthened wealth management capabilities with the addition of an experienced wealth management team in Eastern Iowa that collectively has more than 120 years of experience • Strategic opening of a new office in Cedar Rapids, Iowa, a targeted metropolitan market • Invested in financial technology that will improve the customer experience and streamline internal processes 4 Year CAGR 5.7%

11 Financial Performance

12 Balance Sheet 4Q23 vs. 3Q23 4Q23 vs. 4Q22 Period end balances, $ millions 4Q23 $ Change % Change $ Change % Change Loans $4,126.9 $60.9 1% $286.4 7 % Investment securities $1,870.3 -$88.2 (5) % -$412.7 (18) % Interest earning deposits in banks $5.5 $1.7 45% $3.1 129 % Deposits $5,395.7 $32.4 1% -$73.2 (1) % Borrowed funds $423.6 -$74.9 (15) % -$107.5 (20) % Shareholders' equity $524.4 $19.0 4% $31.6 6% 4Q23 4Q23 Period end 4Q23 3Q23 vs. 3Q23 4Q22 vs. 4Q22 Tangible book value per share (non-GAAP) $27.90 $26.60 5% $25.60 9 % Common equity Tier 1 capital ratio 9.6% 9.5% 10 bps 9.3% 30 bps AOCI $(64.9) $(84.6) 23% $(89.0) 27 % Return on average tangible equity (non-GAAP) 3.57% 9.68% -611 bps 17.85% -1428 bps – See the section "Non-GAAP Financial Measures."

13 Balance Sheet- Average Loans and Deposits – IB Deposits represent interest bearing deposits and NIB Deposits represent noninterest bearing deposits. – Loan yield, tax equivalent is a non-GAAP measure. See the Section "Non-GAAP Financial Measures." Av er ag e ba la nc es , $ bi lli on s Average Deposits $5.50 $5.38 $5.44 $4.38 $4.47 $4.51 $1.12 $0.91 $0.93 0.83% 2.05% 2.39% IB Deposits NIB Deposits Cost of IB Deposits 4Q22 3Q23 4Q23 Av er ag e ba la nc es , $ bi lli on s Average Loans $3.79 $4.02 $4.08 4.66% 5.19% 5.34% Loans Loan yield, tax equivalent 4Q22 3Q23 4Q23

14 Balance Sheet - Debt Securities Portfolio Municipals, 17% MBS, 1% CLO, 6% CMO, 21% Corporate, 55% 2.35% 2.40% 2.35% 2.36% 2.36% Total Securities Held for Investment (FTE) 4Q22 1Q23 2Q23 3Q23 4Q23 Investment Securities Yield Available for Sale Debt Securities Portfolio Mix December 31, 2023(1) Municipals, 50% MBS, 7% CMO, 43% Held to Maturity Debt Securities Portfolio Mix December 31, 2023(1) • Investment Portfolio Mix: ◦ AFS Securities - $0.8 billion ◦ HTM Securities - $1.1 billion • Investment Portfolio Duration (Years): ◦ AFS Securities - 3.1 ◦ HTM Securities - 6.3 ◦ Total Securities - 4.9 • Allowance for credit losses for investments is $0 Portfolio Composition (1) Percentages may not total 100% due to rounding.

15 Income Statement % Change 4Q23 vs. $ millions 4Q23 3Q23 4Q22 3Q23 4Q22 Net interest income $32.6 $34.6 $43.6 (6) % (25) % Noninterest income 3.9 9.9 10.9 (61) % (64) % Total revenue 36.5 44.5 54.5 (18) % (33) % Noninterest expense 32.1 31.5 34.4 2% (7) % Pre-tax, pre-provision earnings (non-GAAP) $4.4 $13.0 $20.1 (66) % (78) % Credit loss expense $1.8 $1.6 $0.6 13% 200 % Income tax (benefit) expense $(0.2) $2.2 $3.5 (109) % (106) % Net income $2.7 $9.1 $16.0 (70) % (83) % 4Q23 4Q23 4Q23 3Q23 4Q22 vs. 3Q23 vs. 4Q22 Net interest margin (non-GAAP) 2.22% 2.35% 2.93% (13) bps (71) bps Efficiency ratio (non-GAAP) 70.16% 66.06% 57.79% (410) bps (1,237) bps Diluted EPS $0.17 $0.58 $1.02 (71) % (83) % – See the section "Non-GAAP Financial Measures."

16 Non-GAAP Financial Measures

17 Non-GAAP Financial Measures Tangible Common Equity / Tangible Book Value per Share / Tangible Common Equity Ratio December 31, 2022 September 30, 2023 December 31, 2023 dollars in thousands Total shareholders' equity $ 492,793 $ 505,411 $ 524,378 Intangible assets, net (92,792) (87,987) (86,546) Tangible common equity $ 400,001 $ 417,424 $ 437,832 Total assets $ 6,577,876 $ 6,467,818 $ 6,427,540 Intangible assets, net (92,792) (87,987) (86,546) Tangible assets $ 6,485,084 $ 6,379,831 $ 6,340,994 Book value per share $ 31.54 $ 32.21 $ 33.41 Tangible book value per share (1) $ 25.60 $ 26.60 $ 27.90 Shares outstanding 15,623,977 15,691,738 15,694,306 Tangible common equity ratio (2) 6.17% 6.54% 6.90% (1) Tangible common equity divided by shares outstanding. (2) Tangible common equity divided by tangible assets. Loan Yield, Tax Equivalent For the Three Months Ended December 31, 2022 September 30, 2023 December 31, 2023 dollars in thousands Loan interest income, including fees $ 43,769 $ 51,870 $ 54,093 Tax equivalent adjustment (1) 725 735 846 Tax equivalent loan interest income $ 44,494 $ 52,605 $ 54,939 Yield on loans, tax equivalent (2) 4.66% 5.19% 5.34 % Average Loans $ 3,791,880 $ 4,019,852 $ 4,080,243 (1) The federal statutory tax rate utilized was 21%. (2) Annualized tax equivalent loan interest income divided by average loans.

18 Non-GAAP Financial Measures Efficiency Ratio For the Three Months Ended December 31, 2022 September 30, 2023 December 31, 2023 dollars in thousands Total noninterest expense $ 34,440 $ 31,544 $ 32,131 Amortization of intangibles (1,770) (1,460) (1,441) Merger-related expenses (409) (11) (245) Noninterest expense used for efficiency ratio $ 32,261 $ 30,073 $ 30,445 Net interest income, tax equivalent (1) $ 44,879 $ 35,742 $ 33,833 Noninterest income 10,940 9,861 3,862 Investment securities (losses) gains, net (1) 79 (5,696) Net revenues used for efficiency ratio $ 55,820 $ 45,524 $ 43,391 Efficiency ratio 57.79% 66.06% 70.16% (1) The federal statutory tax rate utilized was 21%. (2) Noninterest expense adjusted for amortization of intangibles and merger-related expenses divided by the sum of tax equivalent net interest income, noninterest income and net investment securities (losses) gains. Pre-tax / Pre-provision Net Revenue For the Three Months Ended December 31, 2022 September 30, 2023 December 31, 2023 dollars in thousands Net interest income $ 43,564 $ 34,575 $ 32,559 Noninterest income 10,940 9,861 3,862 Noninterest expense (34,440) (31,544) (32,131) Pre-tax / Pre-provision Net Revenue $ 20,064 $ 12,892 $ 4,290

19 Non-GAAP Financial Measures Return on Average Tangible Equity For the Three Months Ended December 31, 2022 September 30, 2023 December 31, 2023 dollars in thousands Net income $ 16,002 $ 9,138 $ 2,730 Intangible amortization, net of tax (1) 1,328 1,095 1,081 Tangible net income $ 17,330 $ 10,233 $ 3,811 Average shareholders' equity $ 478,827 $ 508,066 $ 511,236 Average intangible assets, net (93,662) (88,699) (87,258) Average tangible equity $ 385,165 $ 419,367 $ 423,978 Return on average equity 13.26% 7.14% 2.12 % Return on average tangible equity (2) 17.85% 9.68% 3.57% (1) The combined income tax rate utilized was 25%. (2) Annualized tangible net income divided by average tangible equity. Net Interest Margin, Tax Equivalent For the Three Months Ended December 31, 2022 September 30, 2023 December 31, 2023 dollars in thousands Net interest Income $ 43,564 $ 34,575 $ 32,559 Tax equivalent adjustments: Loans (1) 725 735 846 Securities (1) 590 432 428 Net Interest Income, tax equivalent $ 44,879 $ 35,742 $ 33,833 Average interest earning assets $ 6,085,092 $ 6,032,636 $ 6,035,122 Net interest margin, tax equivalent (2) 2.93% 2.35% 2.22% (1) The federal statutory tax rate utilized was 21%. (2) Annualized tax equivalent net interest income divided by average interest earning assets.